Investing Activities	12 Months Ended
Dec. 31, 2014
Investments [Abstract]
Investing Activities [Text Block]
Note 5 – Investing Activities
Investing Income

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Gain on remeasurement of equity-method investment (1)	$2,544	$—	$—
Equity earnings (losses) (1)	144	134	111
Income (loss) from investments (1)	—	28	49
Interest income and other	43	53	28
Total investing income	$2,731	$215	$188
__________

(1)	Items also included in Segment profit (loss). (See Note 19 – Segment Disclosures.)
Gain on remeasurement of equity-method investment
We recognized a non-cash gain in 2014 associated with the ACMP Acquisition. (See Note 2 – Acquisitions.)
Equity earnings (losses)
Equity earnings (losses) in 2014 includes:

•
$146 million of equity earnings for the last six months of the year from equity-method investments acquired in the ACMP acquisition, partially offset by $49 million of noncash amortization of the difference between the cost of our investment and our underlying share of the net assets (See Note 2 – Acquisitions.);

•	Write-offs of capitalized project development costs on our discontinued investments in Bluegrass Pipeline of $67 million and Moss Lake of $4 million (See Note 3 – Variable Interest Entities.);

•
$23 million of equity earnings recognized from our interest in ACMP that was accounted for under the equity-method of accounting for the first six months of the year, more than offset by $30 million noncash amortization of the difference between the cost of our investment and our underlying share of the net assets for the first six months of the year.

Equity earnings (losses) in 2013 includes $93 million of equity earnings recognized from our interest in ACMP, acquired at the end of 2012, that was accounted for under the equity-method of accounting, offset by $63 million noncash amortization of the difference between the cost of our investment and our underlying share of the net assets.
Income (loss) from investments
Included in Income (loss) from investments for 2013 is a $31 million gain resulting from ACMP’s equity issuances during 2013. These equity issuances resulted in the dilution of our limited partner interest at that time from approximately 24 percent to 23 percent, which is accounted for as though we sold a portion of our investment.
In 2010, we sold our 50 percent interest in Accroven SRL (Accroven) to the state-owned oil company, Petróleos de Venezuela S.A. Income (loss) from investments in 2012 includes a gain of $53 million from the sale. Payments were recognized upon receipt, as future collections were not reasonably assured.
Interest income and other
Interest income and other includes $41 million, $50 million, and $7 million of interest income for 2014, 2013 and 2012, respectively, associated with a receivable related to the sale of certain former Venezuela assets. (See Note 4 – Discontinued Operations.) The 2014 and 2013 amounts reflect an increase in yield associated with a revision in our estimate of the cash flows expected to be received as a result of continued timely payment by the counterparty. Additionally, Interest income and other for 2012 includes $10 million of interest related to the 2010 sale of Accroven discussed above.

Investments

	December 31,
	2014	2013
	(Millions)
Equity method:
Appalachia Midstream Investments (2)	$3,033	$—
Delaware Basin gas gathering system — 50% (2)	1,478	—
UEOM — 49% (2)	1,411	—
Discovery Producer Services LLC (Discovery) — 60% (1)	602	527
Laurel Mountain — 69% (1)	459	481
Overland Pass Pipeline Company LLC (OPPL) — 50%	453	452
Caiman II — 58% (1)	432	256
Gulfstream — 50%	317	333
Access Midstream Partners — 24% in 2013	—	2,161
Other	215	150
	$8,400	$4,360
___________

(1)
We account for these investments under the equity method of accounting due to the significant participatory rights of our partners such that we do not control or are otherwise not the primary beneficiary of the investments.

(2)
We acquired these investments in the ACMP Acquisition. (Note 2 – Acquisitions.) As discussed in Note 1 – Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies, the Appalachia Midstream Investments include investments in 11 different gathering systems in the Marcellus Shale. Ownership interests range from 33.75 percent to 67.50 percent, resulting in an overall approximate average interest of 45 percent. For those investments where we own in excess of 50 percent, we apply the equity-method of accounting due to the significant participation rights of our partners such that we do not control.

Related party transactions
We have purchases from our equity-method investees included in Product costs in the Consolidated Statement of Income of $197 million, $161 million, and $186 million for the years ended 2014, 2013, and 2012, respectively. We have $13 million and $13 million included in Accounts payable in the Consolidated Balance Sheet with our equity-method investees at December 31, 2014 and 2013, respectively.
WPZ has operating agreements with certain equity-method investees. These operating agreements typically provide for reimbursement or payment to WPZ for certain direct operational payroll and employee benefit costs, materials, supplies, and other charges and also for management services. We supplied a portion of these services, primarily those related to employees since WPZ does not have any employees, to certain equity-method investees. The total gross charges to equity-method investees for these fees included in the Consolidated Statement of Income are $75 million, $67 million and $75 million for the years ended 2014, 2013, and 2012, respectively.
Equity-method investments
We have differences between the carrying value of our equity-method investments and the underlying equity in the net assets of the investees of $3.7 billion at December 31, 2014. This difference primarily relates to our investments in Appalachian Midstream Investments, Delaware Basin gas gathering system, and UEOM resulting from property, plant, and equipment, as well as customer-based intangible assets and goodwill. (See Note 2 – Acquisitions.)
We generally fund our portion of significant expansion or development projects of these investees through additional capital contributions. As of December 31, 2014, our proportionate share of amounts remaining to be spent for specific capital projects already in progress for Discovery and Laurel Mountain totaled $98 million and $92 million, respectively. See the table below for significant contributions.

	2014	2013	2012
	(Millions)
Caiman II	$175	$192	$69
Discovery	106	193	169
Appalachia Midstream Investments	84	—	—
UEOM	57	—	—
Delaware Basin gas gathering system	20	—	—
Laurel Mountain	12	42	174

The organizational documents of entities in which we have an equity-method interest generally require distribution of available cash to members on a quarterly basis. Dividends and distributions, including those presented below, received from companies accounted for by the equity method of accounting were $409 million, $247 million, and $173 million in 2014, 2013, and 2012, respectively. These transactions reduced the carrying value of our investments. These dividends and distributions primarily included:

	2014	2013	2012
	(Millions)
Appalachia Midstream Investments	$120	$—	$—
Gulfstream	81	81	79
Access Midstream	64	93	—
Laurel Mountain	39	—	—
Discovery	36	12	21
OPPL	27	27	28
Aux Sable Liquid Products L.P.	15	20	28

Summarized Financial Position and Results of Operations of All Equity-Method Investments

	December 31,
	2014	2013
	(Millions)
Assets (liabilities):
Current assets	$599	$689
Noncurrent assets	9,135	13,621
Current liabilities	(850)	(573)
Noncurrent liabilities	(954)	(4,563)
Noncontrolling interest	—	(254)

	Years Ended December 31,
	2014	2013	2012
	(Millions)
Gross revenue	$1,623	$2,406	$1,821
Operating income	534	699	557
Net income	460	627	488